================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event Reported): May 5, 2005

                                   ----------

                             BLUE COAT SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                   ----------

          Delaware                   000-28139                 91-1715963
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                   Identification Number)

                               650 Almanor Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    On May 5, 2005, the Company issued a press release announcing its results for the fourth fiscal quarter ending April 30, 2005. A copy of the press release is attached as Exhibit 99.1.

    The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   Exhibits

          Exhibit        Description
          -----------    -------------------------------------------------------
          Exhibit 99.1   Press Release of Blue Coat Systems, Inc. dated
                         May 5, 2005, furnished in accordance with
                         Item 2.02 of this Current Report on Form 8-K.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BLUE COAT SYSTEMS, INC.


DATE:  May 5, 2005                            By: /s/  Brian NeSmith
                                                   -----------------------------
                                                   Brian NeSmith
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)

                                  EXHIBIT INDEX

Exhibit No.    Exhibit
------------   --------------------------------
Exhibit 99.1   Press Release dated May 5, 2005.